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                                                                    Exhibit 99
                   	MONTHLY SERVICERS CERTIFICATE
                    SERVICER:  NATIONSBANK, N.A.
                   	NATIONSBANK AUTO TRUST 1995-A

Pursuant to the Pooling and Servicing Agreement, dated as of December 6, 1995 (as amended and supplemented, the "Pooling and Servicing Agreement") between NationsBank, N.A., NationsBank of Georgia,N.A.

NationsBank of Florida, N.A., and NationsBank of Texas, N.A. (as "Sellers"); NationsBank N.A. (as "Servicer"); and Chemical Bank (as "Trustee"), the Servicer is required to prepare certain information each month regarding distributions to Certificateholders' and the performance of the Trust. The information with respect to the applicable Distribution Date and Due Period is set forth below.

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Collection Period			                                                   	Jun-97
Determination Date                                                  				7/8/97
Deposit Date				                                                       7/14/97
Distribution Date				                                                  7/15/97

Pool Balance on the close of the last day of the preceding
Collection Period 			                                          	428,547,437.10
Less:	Principal Collections		                                   	23,526,810.74
    		Purchase Amount allocable to Principal			                           0.00
   		 Realized Losses 			                                           634,619.17
																                                              ----------------
Pool Balance on the close of the last day of the Collection
Period 		                                      		               404,386,007.19
                                                              ----------------
                                                              ----------------
Original Pool Balance			                                    	 1,066,816,806.33
Pool Factor	                                                      			37.90585%

Class A Certificate Balance
    		Beginning Class A Certificate Balance	                  		415,691,013.99
    		Class A Principal Distribution to Class A Distribution
      Account		                             	                    23,436,587.01
                                                              ----------------
    		Ending Class A Certificate Balance			                     392,254,426.98
Original Class A Certificate Balance				                      1,034,812,302.14
Class A Pool Factor 	                                             			37.90585%

Class B Certificate Balance
    		Beginning Class B Certificate Balance	                   		12,856,423.11
    		Class B Principal Distribution to Class B Distribution
      Account		                              	                      724,842.90
                                                              ----------------
    		Ending Class B Certificate Balance			                      12,131,580.21
Original Class B Certificate Balance				                         32,004,504.19
Class B Pool Factor                                              				37.90585%

Class A Pass-Through Rate		                                          		5.8500%
Class B Pass-Through Rate		                                          		6.0000%

Class A Percentage				                                                97.0000%
Class B Percentage			                                                 	3.0000%

Available Interest
   		Collections and Liquidation Proceeds allocable to
     interest		                                                  	3,671,036.69
   		Recoveries			                                                   86,540.96
   		Purchase Amount allocable to Interest			                             0.00
                                                              ----------------
			          Total Interest Collections		                         3,757,577.65
   		Advances for the related Distribution Date                  			650,164.63
   		Less:  Outstanding Advances to be reimbursed			                570,917.56
																                                              ----------------
          			Total Available Interest		                           3,836,824.72

Available Principal
   		Collections and Liquidation Proceeds allocable to
     Principal		                                                	23,526,810.74
   		Purchase Amount allocable to Principal			                            0.00
                                                              ----------------
            	Total Available Principal		                         23,526,810.74

Deposit to Certificate Account
  		 Available Interest                                        			3,836,824.72
		   Available Principal		                                      	23,526,810.74
		   Withdrawal from Reserve Account		                                   	0.00
	    Less:  Basic Servicing Fee to be withheld from
            Collections		                                          	357,122.86
                                                              ----------------
              			Net Deposit to Certificate Account		            27,006,512.60

Class A Interest Distribution
	    Class A Monthly Interest		                                  	2,026,493.69
	    Class A Interest Carryover Shortfall			                              0.00
                                                              ----------------
			              Total		                                          2,026,493.69

Class B Interest Distribution
	    Class B Monthly Interest                                     			64,282.12
   	 Class B Interest Carryover Shortfall			                              0.00
                                                              ----------------
			              Total		                                             64,282.12

Class A Principal Distribution
	    Class A Monthly Principal                                			23,436,587.01
	    Class A Principal Carryover Shortfall from the preceding
     Distribution Date		                                                 	0.00
                                                              ----------------
               		Total		                                         23,436,587.01

Class B Principal Distribution
	    Class B Monthly Principal		                                   	724,842.90
	   	Class B Principal Carryover Shortfall from the preceding
     Distribution  Date			                                                0.00
                                                              ----------------
			              Total		                                            724,842.90

Basic Servicing Fee (inc. unpaid amount from prior periods)	     			357,122.86

Distributions to the extent of Available Interest and
Available Reserve Amount	(and Class B Percentage of Available
Principal with respect to Class A Interest Distribution)
   		Unpaid Basic Servicing Fee to Servicer			                      357,122.86
   		Class A Interest Distribution to Class A Distribution
     Account			                                                   2,026,493.69
   		Class B Interest Distribution to Class B Distribution
     Account			                                                      64,282.12

Distributions of Available Principal, Remaining Available
Interest	and Remaining Available Reserve Amount
   		Class A Principal Distribution to Class A Distribution
     Account	                                                  		23,436,587.01
   		Class B Principal Distribution to Class B Distribution
     Account		                                                 	    724,842.90
   		To Reserve Account up to Specified Reserve Account Balance			        0.00
   		Any Remaining Amounts to Sellers	                            		754,306.88

Specified Reserve Account Balance
   		Greater of:
   		(a) Reserve percentage applicable			                                5.00%
  	      Pool Balance on last day of Collection Period times
         reserve percentage applicable			                        20,219,300.36
   		(b) Lesser of: Deposit from Available Interest and
         Available Principal
         			(i)  floor amount stated or		                        13,335,210.08
         			(ii) Pool Balance on last day of Collection Period
        			      plus interest through Scheduled Distribution
                 Date		                                         541,308,489.02
   		Specified Reserve Account Balance		                        	20,219,300.36

Reserve Account
   		Beginning Balance			                                        21,427,371.86
   		Deposit from Available Interest and Available Principal			           0.00
   		Investment Earnings		                                          	92,410.79
   		Less:  Withdrawal from Reserve Account and deposit to
     Certificate Account to cover:
          			Accrued and unpaid Basic Servicing Fees		                    0.00
          			Amounts to be distributed to Certificateholders'		           0.00
          			Reimb. to Servicer for Outstanding Advances
             associated with Defaulted Accounts	                    	42,986.85
   		Less: Withdrawal by Sellers of Excess of Reserve Account
     Balance Over Specified Reserve Account Balance			            1,165,084.65
   		Less:  Withdrawal of Investment Earnings by Servicer			         92,410.79
                                                              ----------------
   		Ending Balance			                                           20,219,300.36

Available Reserve Account Balance				                            20,219,300.36

Realized Losses			                                                 	634,619.17
Net Loss Ratio (annualized)
   		For the current Collection Period			                                1.58%
   		For the preceding Collection Period			                              1.44%
   		For the second preceding Collection Period			                       2.15%
Average Net Loss Ratio (Specified Reserve Account Balance
increases if greater than 1.50%)	                                     			1.72%

Delinquency Analysis
   		Number of Loans
       			   30 to 59 days past due 	                                   	1,218
       			   60 to 89 days past due 	                                     	251
       			   90 or more days past due 	                                   	237
                                                              ----------------
       			Total		                                                        1,706

   		Principal Balance
      			   30 to 59 days past due 	                            	10,481,986.06
      			   60 to 89 days past due 	                             	2,158,509.76
      			   90 or more days past due                            		2,253,646.05
                                                              ----------------
      			Total		                                                 14,894,141.87

Delinquency Ratio
  		For the current Collection Period			                                 1.09%
		  For the preceding Collection Period			                               1.03%
	  	For the second preceding Collection Period			                        1.08%
Average Delinquency Ratio (Specified Reserve Account Balance
increases if greater than 1.25%)			                                     	1.07%

Collateral Repossessed and Held by the Trust
  		Number			                                                              145
  		Principal Balance			                                          1,417,094.50

Weighted Average Computations
  		Weighted Average Coupon                                       			10.54750%
  		Weighted Average Original Term			                                    60.26
  		Weighted Average Remaining Term			                                   32.04
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